Exhibit 32.1 Section 906 CEO Certification

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this amended annual report on Form 10-K/A, Amendment No.2,for the Year Ended January 5, 2005 (the "Report") by Pomeroy IT Solutions, Inc., the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pomeroy IT Solutions, Inc.


          April 14, 2006          /s/ Stephen E. Pomeroy
                                  -------------------------
                                  Stephen E. Pomeroy
                                  Chief Executive Officer and President


A signed original of this written statement required by Section 906 has been provided to Pomeroy IT Solutions, Inc. and will be retained by Pomeroy IT Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.